PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the new construction of Grace Manor Apartments, located in the North Lawndale neighborhood of Chicago. The $30.2 million development will transform an underutilized police parking lot into a six-story affordable apartment building. When complete, the building will include 65 units of housing, a community center, a mail room, a cafe, a large fitness center, a bicycle parking room and grade-level vehicle parking spaces.

Designed to emphasize views of the city skyline, unit amenities include balconies and floor-to-ceiling windows, as well as kitchen islands, energy efficient appliances, and energy saving lighting.

HIT ROLE	The HIT is providing $4.1 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Construction will be subject to the HIT's 100% union labor requirement. Grace Manor is the HIT's 61st project in Chicago and 114th in Illinois, and is part of the HIT's Midwest@Work Initiative.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, all units will be affordable to families earning below 50% or 60% of Area Median Income. Grace Manor's location will also provide residents easy access to downtown jobs and other amenities thanks to its proximity to Chicago Transit Authority (CTA) bus Route 157, and the CTA Pink Line Central Park and Kedzie stations. Furthermore, the project is near the proposed Lawndale Redefined project, part of the City's INVEST South/West initiative to guide public and private dollars toward African American and Latino areas that have been historically ignored in the past.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $4.1 Million	Total Development Cost $30.2 Million	65 Units (100% affordable)	252,230 Hours of Union Construction Work Generated	$8.4 Million Tax revenue generated	$55.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of October 31, 2023. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Grace Manor Apartments – Chicago, IL

“HIT has a long history of strengthening Chicago communities through union jobs and housing. Grace Manor Apartments is another HIT financed project utilizing Chicago & Cook County Building Trades partnership to deliver new quality affordable housing to local residents which includes a community center and access to public transportation.”

- Mike Macellaio, President
Chicago & Cook County Building Trades

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT's portfolio. Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2023

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